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                                                                   EXHIBIT 10.11

                               ABERCROMBIE & FITCH

                                      AWARD
                                STOCK UNIT GRANT
                           ACKNOWLEDGEMENT OF RECEIPT

This Stock Unit Agreement is entered into by and between Abercrombie & Fitch Co. (the "Company"), and the Associate of the Company whose name appears below (the "Associate") in order to set forth the terms and conditions of grant of stock units, each representing the right to receive one share of Class A Common Stock, $0.01 par value, of the Company (the "Stock Units"), to the Associate under the Abercrombie & Fitch 1996 Stock Option and Performance Incentive Plan (1998 Restatement, as amended) (The "Plan").

      ASSOCIATE'S NAME:

      SOCIAL SECURITY #:

      # OF STOCK UNITS:

      DATE OF GRANT:

      VESTING: Stock Units vest on the anniversary of Date of Grant in accordance with the schedule listed below:

                           Year 1   #    25%
                           Year 2        25%
                           Year 3        25%
                           Year 4        25%

Subject to the terms and conditions of the attached Plan, which are incorporated herein by reference, the Company hereby grants to the Associate the Stock Units as outlined above.

The Company and the Associate executed this Stock Unit Agreement as of the Date of Grant set forth above.

ABERCROMBIE & FITCH                         ASSOCIATE

_____________________________________       ____________________________________
Michael Jeffries, Chairman and Chief
 Executive Officer